Subsequent events (Details Narrative)	12 Months Ended
Dec. 31, 2023
May 13, 2024 [Member]
Statement [Line Items]
Purchase agreement	the Purchaser agreed to purchase the Target in exchange for nominal cash consideration of US$1. Upon the closing of the transaction (the “Disposition”) contemplated by the Disposition SPA, the Purchaser will become the sole shareholder of the Target and as a result, assume all assets and liabilities of the Target and subsidiaries owned or controlled by the Target. The gains of RMB 71.7 million that is net of consideration to be expected